UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2006
LINEAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1630 McCarthy Boulevard Milpitas, California 95035
(Address of principal executive offices)

(408) 432-1900
(Registrant's telephone number, including area code)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2006, Linear Technology Corporation issued a press release titled “Linear Technology reports record annual and quarterly revenues, growing 4% and 15%, respectively, over the similar prior year periods.”, the text of which is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description
99.1
On July 25, 2006, Linear Technology Corporation issued a press release titled “Linear Technology reports record annual and quarterly revenues, growing 4% and 15%, respectively, over the similar prior year periods.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

Date:   July 25, 2006_    By: /s/ Paul Coghlan
                                                                            Paul Coghlan
                     Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1
On July 25, 2006, Linear Technology Corporation issued a press release titled “Linear Technology reports record annual and quarterly revenues, growing 4% and 15%, respectively, over the similar prior year periods.”